         CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
            UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, William G. Papesh, principal executive officer of the WM Variable Trust (the "Funds"), certify that:

1. The Form N-CSR of the Funds for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: March 4, 2005

/s/ William G. Papesh
President and Chief Executive Officer
Principal Executive Officer

         CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
            UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey L. Lunzer, principal financial officer of WM Variable Trust (the "Funds"), certify that to my knowledge:

1. The Form N-CSR of the Funds for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: March 4, 2005

By: /s/ Jeffrey L. Lunzer
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer
    Principal Financial Officer